© Exa Corporation. All rights reserved. Investor Presentation April 2015 1 Exhibit 99.1

Safe Harbor Statement
Today’s presentation includes forward-looking statements intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation
Reform Act of 1995.These forward-looking statements, including statements regarding our financial expectations, demand for our solutions and growth in our markets, are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those suggested by our forward-looking statements.  These factors include, but are not limited to, the risk factors described in our Annual Report on Form 10-K for the year ended January 31, 2015, as filed with the SEC on March 24, 2015. Forward-looking information in this presentation represents our outlook as of today, and we do not undertake any obligation to update these forward-looking statements.
During today's presentation we may refer to our Adjusted EBITDA. This is a non-
GAAP financial measure that has been adjusted for certain non-cash and other items, and that is not computed in accordance with generally accepted accounting principles. The GAAP measure most comparable to Adjusted EBITDA is our net income (loss). A reconciliation of our historical Adjusted EBITDA to our net income
(loss) is included in our Form 10-K filed with the SEC.
© Exa Corporation. All rights reserved.

Overview and Key Investment Highlights
Highly-Visible, Consumption-based
Licensing Model
Proprietary, Market Leading
Technology
Growing Multi-billion Dollar Market
Opportunity in Transportation Alone
Tangible, Immediate Value
Proposition
Experienced Management Team,
300+ employees worldwide
Top-tier Global Customers, 125+, 14 of
15  passenger vehicle manufacturers
10 years revenue growth, 5 years
positive Adjusted EBITDA
Leading Provider of
Software that Enables
Simulation-Driven Product
Design
Aerodynamics
Thermal
Acoustics
© Exa Corporation. All rights reserved.

Oil & Gas Ground Transportation Passenger Automobile Heavy Vehicle highway Heavy Vehicle off-road Machinery Aerospace Market by Sectors © Exa Corporation. All rights reserved. 4

Transportation Market Requirements
Aerodynamics
Faster Turnaround
Time
Weight Reduction
Fewer Prototypes
Increased
Automation
New Powertrains
Efficiency²
Simulation-based
Design
Source: EPA
(1) The United States passenger car and light truck CAFE standard continues to rise to 56.2 MPG by 2025
(1)
© Exa Corporation. All rights reserved.

0
10
20
30
40
50
60
1975 1985 1995 2005 2015 2025
U.S. CAFE

Traditional vs. Exa‘s Vehicle Development Process
Proprietary Algorithms
Geometric Complexity
Accurate Results
Months
Brute-force
approach
Expensive ($bn),
cumbersome
& time-consuming
Traditional                                                Exa
© Exa Corporation. All rights reserved.

Days

© Exa Corporation. All rights reserved. 7 Passenger Vehicle Truck & Off-Highway Supplier/Other Aerospace Global Customer Base

Customer Engagement Model
Annual
Annual
Renewals
Renewals
Deeper
Deeper
Deployment
Deployment
Upgrades
Upgrades
New
New
Applications
Applications
Capacity-Based
Capacity-Based
Licensing
Licensing
OnDemand
OnDemand
or On Premise
or On Premise
© Exa Corporation. All rights reserved.

PowerFLOW Product Suite
Simulation Preparation
(User-based License)
Simulation
PowerDELTA
®
Import, sort and organize CAD model
Apply parametric mesh features
Generate surface meshes & check quality
PowerFLOW
®
Automatic fluid discretization
Automatic multi-processor
parallelized simulation
~80% of license revenue
PowerINSIGHT
™
Streamline & automate the
results generation,
analysis, and reporting process
PowerVIZ
®
Analyze results and flow structures
with interactive 3D data
visualization, movies, & graphs
PowerTHERM
®
Fully-coupled 3D
conduction
& radiation solver
PowerCOOL
®
Fully-coupled
cooling system
model
PowerCASE
™
Set up simulation case parameters
& boundary conditions
PowerCLAY
®
Morph mesh real-time
for rapid design iteration
& optimization
PowerACOUSTICS
®
Analyze and predict acoustic noise
transmission to the interior
Simulation Analysis
(User-based License)
(Consumption-based License)
© Exa Corporation. All rights reserved.

Design Iterations

Highest Degree of Simulation Accuracy Deep Domain Expertise Faster Turnaround Time Return on Investment Differentiated Go-to-market Strategy Why We Win © Exa Corporation. All rights reserved. 10

Growth Strategy
• Migrating from
physical to
digital-based
approaches
Penetrate New
Geographies
Enable
Additional
Applications
& Solutions
Add New
Customers in
Ground
Transportation
Explore New
Verticals
Deepen Existing
Customer Base
Selectively
Pursue
Acquisitions
• Identify new
applications to
address
customer needs
• Significantly
underpenetrated
• Adjacent
markets
• Expanding
presence in
BRIC
• Core
technology is
extendable to
Aerospace, Oil
& Gas and
Power
Generation
among others
• Complementary
businesses &
technologies
© Exa Corporation. All rights reserved.

Recent News Highlights
FY 15 Revenue Growth +15%
PowerFLOW 5.1 released in Q3
Jaguar XE Paris Auto Show launch
ExaCloud launched Q3
© Exa Corporation. All rights reserved.

3 Consecutive quarters in 15-20% cc
target range (Q2-15%, Q3-16%, Q4-18%)

Key Financial Highlights Strong, Consistent Revenue Growth Attractive Long-term Model Recurring & Predictable Business Model © Exa Corporation. All rights reserved. 13

Consistent Revenue Growth
© Exa Corporation. All rights reserved.

Note: We changed from a December 31 calendar year-end to a January 31st fiscal year-end at the end of December 2006.
12.8
16.3
20.3
28.0
34.1
35.6
37.9
45.9
48.9
54.5
61.4
FY' 05 FY' 06 FY' 07 FY' 08 FY' 09 FY' 10 FY' 11 FY' 12 FY' 13 FY' 14 FY' 15
Revenue ($M)

Note: Please see Appendix for detailed definition and reconciliation of Adjusted EBITDA to the comparable GAAP financial measure of net income (loss). We define EBITDA as net income (loss), excluding depreciation and amortization, interest expense, loss on extinguishment of debt, other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.
History of Profitability
Adjusted EBITDA
FYE Jan 31 (in millions)
Adjusted EBITDA Margin
FYE Jan 31
© Exa Corporation. All rights reserved.

60% of our annual revenue was
attributable to contracts in place at
the beginning of the fiscal year
Annual consumption-based
licenses
Increased consumption of
simulation capacity drives growth
Delivered on-premise or on-
demand
Ratable revenue recognition
Project revenue is primarily
derived from simulation capacity
Highly Recurring & Predictable Model
Revenue Visibility
FY15
© Exa Corporation. All rights reserved.

Revenue Mix Note: Data as of FY 2015 © Exa Corporation. All rights reserved. 17

Managing business with focus on increasing revenue growth rate while maintaining positive Adjusted EBITDA
Continue to invest in Customer facing resources to deepen
installed base penetration and Sales team to deepen existing customer penetration and add new customers
Invest in additional applications & solutions and automation to deepen penetration at existing customers
Expand into other verticals including Aerospace and Oil & Gas
Target Model
© Exa Corporation. All rights reserved.

Appendix © Exa Corporation. All rights reserved.

*See Appendix
Key Financial Metrics
© Exa Corporation. All rights reserved.

FY 11 FY 12 FY 13 FY 14 FY 15 1Q FY15 2Q FY15 3Q FY15 4Q FY15
Revenue
License 30.6 $     38.8 $     41.2 $     44.6 $     49.7 $     11.7 $     12.3 $     12.9 $     12.9 $
Project 7.3           7.1           7.7           9.9           11.7        2.1           2.5           3.1           4.0
Total Revenue 37.9 $     45.9 $     48.9 $     54.5 $     61.4 $     13.8 $     14.8 $     16.0 $     16.9 $
Revenue Growth
(vs. same period of prior year)
6% 21% 6% 12% 13% 10% 17% 13% 11%
Revenue Growth at Constant Currency
(at FY14 fx rates)
15% 10% 15% 16% 18%
Operating Expenses
Cost of Revenues 9.9 $       12.1 $     14.1 $     16.0 $     18.9 $     4.6 $       4.7 $       4.6 $       5.1 $
Sales & Marketing 6.1           6.2           7.1           9.5           10.7        2.6           2.5           2.4           3.2
Research & Development 12.8        14.5        16.7        18.2        21.8        5.1           5.4           5.4           5.8
General & Administrative 6.0           8.1           9.0           10.9        12.5        3.1           3.2           3.2           3.0
Total Operating Expenses 34.8 $     40.9 $     46.9 $     54.6 $     63.9 $     15.4 $     15.8 $     15.6 $     17.1 $
Non-GAAP Operating Income/(Loss)* 3.4 $       5.7 $       3.3 $       1.4 $       0.1 $       (1.2) $      (0.3) $      0.9 $       0.7 $
Adj. EBITDA* 4.8 $       7.2 $       4.9 $       3.3 $       2.7 $       (0.6) $      0.3 $       1.6 $       1.4 $

Adjusted EBITDA and Non-GAAP Operating Income
– Definitions and Reconciliations
© Exa Corporation. All rights reserved.

Non-GAAP Operating Income
April 30, July 31, October 31, January 31,
(In thousands)
2011 2012 2013 2014 2015 2014 2014 2014 2015
Operating income (loss) 3,116 $      5,035 $      1,960 $        (122) $      (2,447) $  (1,617) $            (919) $               321 $                  (232) $
Add back:
Stock based compensation expense 281 636 924 1,210 2,230 370 500 533 827
Amortization of acquired intangible assets 0 65 383 351 350 87 88 88 87
Non-GAAP operating income
3,397 $      5,736 $      3,267 $        1,439 $    133 $       (1,160) $            (331) $               942 $                  682 $
Adjusted EBITDA Reconciliation
April 30, July 31, October 31, January 31,
(In thousands)
2011 2012 2013 2014 2015 2014 2014 2014 2015
Net (loss) Income 691 $          14,138 $    763 $           (709) $      (19,157) $ (17,220) $          (1,009) $          220 $                  (1,148) $
Depreciation and amortization 1,356 1,502 2,009 2,185 2,917 663 731 763 760
Interest expense, net 1,411 1,284 1,631 679 330 79 92 85 74
Loss on extinguishment of debt 0 0 0 755 0 0 0 0 0
Other (income) expense (10) 213 (529) (10) (7) 0 (3) (4) 0
Foreign exchange loss (gain) 198 106 (17) 83 (344) 44 (175) (194) (19)
Provision for income tax 826 (10,706) 112 (920) 16,731 15,480 176 214 861
EBITDA 4,472 6,537 3,969 2,063 470 (954) (188) 1,084 528
281 636 924 1,210 2,230 370 500 533 827
Adjusted EBITDA
4,753 $      7,173 $      4,893 $        3,273 $    2,700 $    (584) $                 312 $                1,617 $               1,355 $
Year Ended January 31,
Non-cash, share based
compensation expense
Three Months Ended
Three Months Ended
Year Ended January 31,
To supplement our consolidated financial statements, which are presented on a GAAP basis, we disclose Non-GAAP Operating (Loss) Income and Adjusted EBITDA, non-GAAP
measures that exclude certain amounts. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.
The GAAP measures most comparable to Non-GAAP Operating (Loss) Income and Adjusted EBITDA are GAAP (loss) income from operations and GAAP net (loss) income, respectively.
Reconciliations of these non-GAAP financial measures to the corresponding GAAP measures are included above.
We define non-GAAP operating (loss) income as GAAP operating (loss) income excluding non-cash, stock-based compensation expense and amortization of acquired intangible assets.  We define  EBITDA as net (loss) income, excluding depreciation and amortization, interest expense, loss on extinguishment of debt, other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.
Note:

How Tesla Uses Exa’s PowerFLOW
The Problem
Develop brand new zero emissions sedan
5+2 passengers
World class design & performance
Long driving range on a single charge
The Results
265 mile range – due to Cd = 0.24
0.32           0.27            0.24
Reduced wind noise
© Exa Corporation. All rights reserved.

How JLR Uses Exa’s PowerFLOW
The Problem
Reduce joint fleet CO2 to meet global
emissions target by 2020+
Portfolio Diversification
Reduce cost of  prototypes
Enable digital sign-off
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The Results
Thermal Mgmt & Aerodynamic prototypes
eliminated prior to production tooling release
Further elimination opportunities for
Aeroacoustics & water mgmt in development

Customer Case Studies
The Problem
Demand for more fuel efficient trucks
Top buying requirement
The Results
24% reduction in aerodynamic drag
12%  improvement in fuel economy
~$5,600  annual fuel savings per
vehicle
© Exa Corporation. All rights reserved.

Ground Transportation Applications © Exa Corporation. All rights reserved. 25